ASTON/Cardinal Mid Cap Value Fund

Summary Prospectus – March 1, 2011	Ticker: Class N–ACDMX

Before you invest, you may want to review the Fund’s prospectus, which contains more information about the Fund and its risks. You can find the Fund’s prospectus and other information about the Fund online at www.astonfunds.com/FormsProspectuses/Prospectuses. You can also get this information at no cost by calling 800-992-8151 or by sending an e-mail to contactfunds@astonasset.com. The Fund’s prospectus and statement of additional information, each dated March 1, 2011, are incorporated by reference to this summary prospectus.

INVESTMENT OBJECTIVE

The Fund seeks to provide a high level of total return.

FEES AND EXPENSES

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

ANNUAL FUND OPERATING EXPENSES

(expenses that you pay each year as a percentage of the value of your investment)

	Class N Shares
Management Fees	0.90%
Distribution (12b-1) Fees	0.25%
Other Expenses	6.49%
Acquired Fund Fees and Expenses	0.02%
Total Annual Fund Operating Expenses	7.66%
Fee Waiver and/or Expense Reimbursement	(6.24	)%(a)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.42	%(a)
(a)

The adviser is contractually obligated to waive management fees and/or reimburse ordinary operating expenses through February 28, 2012 at the rate shown in the table, not including fees and expenses from investments in other investment companies (acquired fund fees and expenses). Prior to February 28, 2012, the arrangement may be amended or terminated only by a vote of the Board of Trustees of Aston Funds. For a period of up to three years from fiscal year end during which such amount was waived or reimbursed, the adviser is entitled to be reimbursed by the Fund for fees waived and expenses reimbursed from the commencement of operations through the completion of the first three full fiscal years to the extent that the Fund’s expense ratio, not including acquired fund fees and expenses, remains at or below the operating expense cap after such reimbursement.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The example shows the operating expenses you would incur as a shareholder if you invested $10,000 in the Fund over the time periods shown and you redeem all your shares at the end of those periods. The example assumes that the average annual return was 5% and that operating expenses remained the same and expenses were capped for one year in each period.

Although your actual costs may be higher or lower, based on the above assumptions, your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class N Shares	$145	$1,689	$3,153	$6,485

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual Fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 39.23%.

PRINCIPAL INVESTMENT STRATEGIES

Under normal conditions, the Fund invests at least 80% of its assets in common stocks and other equity securities of mid-cap companies. The Fund defines a mid-cap company as one having a market capitalization, at the time of acquisition, within the range of market capitalizations of companies constituting the Russell Midcap Value Index. The market capitalization range of the Russell Midcap Value Index changes constantly, and the capitalization of mid-cap companies in which the Fund will invest will also change. As of December 31, 2010, the market capitalization range of the Russell Midcap Value Index was approximately $251 million to $17 billion.

Aston Funds	1	Summary Prospectus

The portfolio managers use a value investment strategy based on proprietary fundamental research. Value investing involves buying stocks that are out of favor or undervalued relative to their peers. The portfolio managers emphasize companies with the ability to generate free cash flow and to redeploy such cash to enhance value. The portfolio managers also look for the following characteristics:

■	Stable and predictable business model
■	Motivated and competent management
■	Unduly depressed valuation
■	Catalyst for positive market reevaluation

The Fund may invest in foreign securities through depositary receipts.

To manage risk, the portfolio managers adhere to a strong buy, hold and sell discipline.

PRINCIPAL RISKS

You could lose money by investing in the Fund. There can be no assurance that the Fund’s investment objective will be achieved. The following is a summary of the principal risks of investing in the Fund.

Foreign Securities Risk. Investing in the securities of foreign issuers involves special risks and considerations not typically associated with investing in U.S. companies. The securities of foreign companies may be less liquid and may fluctuate more widely than those traded in U.S. markets. Foreign companies and markets may also have less governmental supervision. There may be difficulty in enforcing contractual obligations and little public information about the companies. Trades typically take more time to settle and clear, and the cost of buying and selling foreign securities is generally higher than similar costs associated with U.S. traded securities.

The value of the securities held by the Fund may be affected by changes in exchange rates or control regulations. If a local currency gains against the U.S. dollar, the value of the holding increases in U.S. dollar terms. If a local currency declines against the U.S. dollar, the value of the holding decreases in U.S. dollar terms. Changes in economic, tax or foreign investment policies, or other political, governmental or economic actions can adversely affect the value of the securities in the Fund. In foreign countries, accounting, auditing and financial reporting standards and other regulatory practices and requirements are generally different from those required for U.S. companies.

Liquidity Risk. When there is no willing buyer and investments cannot be readily sold at the desired time or price, the Fund may need to accept a lower price or may not be able to sell the security at all. An inability to sell securities can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Recent instability in certain credit and fixed income markets has adversely affected and is expected to continue to affect the liquidity of certain asset classes of securities including, in particular, certain types of asset-backed, mortgage-backed and real-estate related securities. Less liquid securities are more difficult to dispose of at their recorded values and are subject to increased spreads and volatility.

Manager Risk. The performance of the Fund is dependent upon the investment adviser’s skill in selecting managers and the portfolio manager’s skill in making appropriate investments. As a result, the Fund may underperform its benchmark or its peers.

Market Risk. The Fund’s share price can move down in response to stock market conditions, changes in the economy or changes in a particular company’s stock price. An individual stock may decline in value even when the value of stocks in general is rising.

Mid-Cap Company Risk. Investments in mid-cap companies may entail greater risks than investments in larger, more established companies. Mid-cap companies generally have narrower product lines, more limited financial resources and a more limited trading market for their stocks compared with larger companies. As a result, their stock prices may experience greater volatility and may decline significantly in market downturns.

Value Style Risk. Value investing involves buying stocks that are out of favor and/or undervalued in comparison to their peers or their prospects for growth. Typically, their valuation levels are less than those of growth stocks. Because different types of stocks go out of favor with investors depending on market and economic conditions, the Fund’s return may be adversely affected during a market downturn and when value stocks are out of favor.

FUND PERFORMANCE

The bar chart shows how the performance of the Fund has varied from year-to-year over the periods shown. This information may help illustrate the risks of investing in the Fund. The Fund makes updated performance information available on the Fund’s Web site, www.astonfunds.com, or by calling 800 992-8151. As with all mutual funds, past performance (before and after taxes) does not guarantee future performance.

Calendar Year Total Return

Best quarter:	09/09	14.33%
Worst quarter:	12/08	(23.86)%

Aston Funds	2	Summary Prospectus

The following table indicates how the Fund’s average annual returns for different calendar periods compared to the returns of a broad-based securities market index.

Average Annual Total Returns

(For the periods ended December 31, 2010)

	ASTON/Cardinal Mid Cap Value Fund
	1 Year	Since Inception
Class N Shares (Inception 11/2/07):
Return Before Taxes	18.50%	(2.06)%
Return After Taxes on Distributions	18.43%	(2.15)%
Return After Taxes on Distributions and Sale of Fund Shares	12.13%	(1.76)%
Russell Midcap Value Index (Reflects no deduction for taxes, expenses or fees. Index data computed from October 31, 2007.)	24.75%	(1.10)%

After-tax returns are calculated using the highest historical marginal individual federal income tax rates and do not reflect the impact of state and local taxes. In some instances, the “Return After Tax on Distributions and Sale of Fund Shares” may be greater than “Return Before Taxes” because the investor is assumed to be able to use the capital loss of the sale of Fund shares to offset other taxable gains. After-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

MANAGEMENT

Aston Asset Management, LP serves as investment adviser to the Fund. Cardinal Capital Management, L.L.C. (“Cardinal”) serves as the subadviser to the Fund.

Ms. Amy K. Minella, Managing Partner and Analyst of Cardinal, Mr. Eugene Fox, III, Partner and Analyst of Cardinal, and Mr. Robert B. Kirkpatrick, Partner and Analyst of Cardinal, have served as portfolio managers of the Fund since November 2007. Ms. Rachel D. Matthews, Portfolio Manager and Analyst of Cardinal, has served as portfolio manager of the Fund since March 2011.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund may be purchased, exchanged, or redeemed on any business day by written request (Aston Funds, P.O Box 9765, Providence, RI 02940), wire transfer, online access (www.astonfunds.com), or by telephone (800-992-8151). Additional information may be required on certain redemptions. Investors who wish to purchase, exchange or redeem Fund shares through a broker-dealer should contact the broker-dealer directly.

Class and Account Type	Minimum Initial Investment	Subsequent Investments
Class N—Regular Accounts	$2,500	$50
Individual Retirement Accounts (IRAs)	$500	$50
Education Savings Accounts (ESAs)	$500	$50
Custodial Accounts for Minors (UGMA/UTMA)	$500	$50

TAX INFORMATION

The Fund’s distributions are generally taxable as ordinary income or capital gains for federal income tax purposes, unless you are investing through a tax-deferred account such as a 401(k) or individual retirement account. Distributions on investments made through tax-deferred vehicles, such as 401(k) plans or IRAs, may be taxed later upon withdrawal of assets from those plans or accounts.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase shares of the Fund through a broker-dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial intermediary’s website for more information.

Aston Funds	3	Summary Prospectus

CMCV311

Aston Funds	4	Summary Prospectus